Merger - Summary of Allocation of Purchase Price (Detail) $ in Thousands	May 26, 2020 USD ($)
Asset Acquisition [Abstract]
Cash acquired	$ 12,835
Net assets acquired	710
Acquired IPR&D	7,144	[1]
Purchase price	$ 20,689

[1]	Represents the research and development projects of Conatus which were in-process, but not yet completed. This consists primarily of Conatus' emricasan product candidate. Current accounting standards require that the fair value of IPR&D projects acquired in an asset acquisition with no alternative future use be allocated a portion of the consideration transferred and charged to expense on the acquisition date. The acquired assets did not have outputs or employees.